Exhibit 99.1

As of May 1, 2009

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on the current plans and expectations of future events Comfort Systems USA, Inc. and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements.  Important factors that could cause actual results to differ include, among others, the use of incorrect estimates for bidding a fixed-price contract, undertaking contractual commitments that exceed our labor resources, failing to perform contractual obligations efficiently enough to maintain profitability; national or regional weakness in construction activity and economic conditions, financial difficulties affecting projects, vendors, customers, or subcontractors, difficulty in obtaining or increased costs associated with bonding and insurance, shortages of labor and specialty building materials, retention of key management, our backlog failing to translate into actual revenue or profits, errors in our percentage-of-completion method of accounting, the result of competition in our markets, seasonal fluctuation in the demand for HVAC systems, the imposition of past and future liability from environmental, safety, and health regulations including the inherent risk associated with self-insurance, adverse litigation results and other risks detailed in our reports filed with the Securities and Exchange Commission. A further list and description of these risks, uncertainties and other factors are discussed under “Item 1A. Company Risks Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. These forward-looking statements speak only as of the date of this filing. Comfort Systems USA, Inc. expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, developments, conditions or circumstances on which an such statement is based. Safe Harbor Statement

To be the nation’s premier HVAC and mechanical systems installation and services provider. Vision

Mission To provide the best value HVAC and mechanical systems installation and service, principally in the mid-market commercial, industrial, and institutional sectors, while caring for our customers, employees and the environment and realizing superior returns for our stockholders.

Act with honesty and integrity. Show respect for all stakeholders. Exceed customer expectations. Seek “win-win” solutions. Demonstrate spirit, drive, and teamwork. Pursue innovation. Achieve premier safety performance. Commit to energy efficiency. Communicate openly.....and often. Impact our communities positively. Values

Comfort Systems USA National Commercial, Industrial, Institutional HVAC/Piping/Plumbing/Energy Efficiency Strong balance sheet Substantial continuing growth 54% new construction; 46% service, repair, retrofit 2008 Full Year Revenues $1.3 billion

Comfort Today Over $20M $10M - $20M Under $10M Comfort Systems USA National Accounts ANNUAL REVENUES Region 3 Region 1 Region 2

What We Do Commercial HVAC Piping Energy Efficiency Building comfort a “necessity” Mechanical equipment – requires service, repair, replacement Increasing technical content and building automation Energy efficiency and Indoor Air Quality emerging Outsourcing D R I V E R S Commercial, Industrial, Institutional HVAC – A $40B+ Industry

Industry Trend Toward Service & Replacement (Recurring Revenue) 5+ million commercial  buildings (DOE) Recurring service 20 year replacement  cycle “Inventory” of future business OEMs note significant deferred maintenance & replacement over recent years Source: The Trane Company NEW CONSTRUCTION 70% 30% 0% 50% 100% 1980 Share of Industry Revenues Time 70% 30% SERVICE & REPLACEMENT

13% 33% 54% Revenues by Activity New Construction/ Installation Replacement Service and Maintenance Q1 2009

PROJECT SIZE # OF PROJECTS (As of March 31, 2009) Diverse Project Mix Average Project Size $530,000 Average Project Length 6-9 months Value of Projects >$1M $1,388.8M Value of Projects <$1M $585.1M 3,403 235 66 18 8 TOTAL PROJECTS = 3,730 0 2,000 4,000 0-1M 1-5M 5-10M 10-15M 15+M

Healthcare Education Government Manufacturing Office Building Multi-Family Retail/Restaurants Other Residential 23% 12% 12% 11% 10% 7% 13% 1% 2% Top Ten Customers Diverse End-Use Base Served by 11 different Comfort operating units Largest customer = less than 3% of revenues Lodging & Entertainment Q1 2009 5% 4% Religious & Not-for-Profit

Diverse End-Use Base Omni Orlando Resort at ChampionsGate Orlando, Florida  University Hospital Little Rock, Arkansas University United Methodist Church Syracuse, New York Iowa Renewal Energy Washington, Iowa

Competitive Advantages High quality operations Ability to leverage and proliferate technical expertise Ability to collaborate on large jobs and share labor Energy efficiency services National multi-location service capability Purchasing economics Balance sheet strength Bonding and insurance Strong safety record

15 Safe employees Valued by customers Lost time injury rate is 60% less than industry average WC claims cost per payroll dollar down from 3.5% to 0.9% We have built a shared culture OSHA Recordable Rate Source:  Bureau of Labor Statistics, Standard Industry Classification (SIC)  Code 20 1710 – Specialty Trades Contractors  – HVAC and Plumbing & North American Industry Classification System (NAICS) Code 23822 Safety 50%  Difference 20%  Difference Industry Average  (2007 – latest available data) Comfort Systems USA (March 2009 data) Our safety record is no accident. 0.0 5.0 10.0 15.0 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

854 1,370 1,591 1,546 820 1,057 900 History – Financial  Nonresidential Construction Spending (FW Dodge) 9/11/01 1,110 298 819 785 Revenues Sale of Assets Acquisition Phase and Industry Growth $ Revenue Capital Management Structure $ Debt Debt –TTM EBITDA Sale of Assets 80 100 120 140 160 180 200 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 0 500 1,000 1,500 2,000 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 15 205 275 346 11 2 0 0 10 10 9 3.6 3.9 2.7 0.7 0.6 0.3 0.0 0.0 0.03 0.12 0.11 0 50 100 150 200 250 300 350 400 May-00 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Mar-09 0.0 1.0 2.0 3.0 4.0

Financial Overview

               1Q YTD 4Q   09 08 08 07 Financial Profile ($ in millions, except per share amounts)  Revenues $ 281.3 $295.7  $1,328.5 $1,109.5  Adjusted EBITDA $ 15.0 $ 15.3 $ 91.8 $ 56.8    % Revenue  5.3%  5.2%  6.9%  5.1% Operating Income  $ 11.7 $ 12.8 $ 79.4 $ 49.9    % Revenue  4.2%  4.3%  6.0%  4.5% Net Income   $ 6.9  $ 8.2 $ 49.7 $ 32.5    % Revenue  2.5%  2.8%  3.7%  2.9% Diluted EPS  $ 0.18 $ 0.20 $ 1.24 $ 0.79 Free Cash Flow  $ (5.6) $ (3.7) $ 68.9 $ 72.8   Debt  $ 9.7 $ 14.5 Cash $ 108.1 $ 88.6   Backlog $ 716.9 $ 811.3

Revenues Revenues (in millions) $767.4 $892.5 $1,056.5 $1,109.5 $1,328.5 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 2004 2005 2006 2007 2008

Operating Margins (a) Annual Operating Margin (a) This table includes non-GAAP financial information as the information provided excludes goodwill impairment charges of $0.6 million and $33.9 million for 2004 and 2005, respectively.  No goodwill impairment charge was recorded for 2006, 2007 or 2008.  0% 1% 2% 3% 4% 5% 6% 7% 2004 2005 2006 2007 2008

Adjusted EBITDA $25.5 (millions) $39.3 $49.6 $56.8 $91.8 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2004 2005 2006 2007 2008

Backlog (in millions) Note: Excludes all divested and discontinued operations 726.7 690.0 678.9 653.8 700.5 720.0 818.5 786.7 811.3 780.2 804.7 716.9  680.6 752.4 $0 $200 $400 $600 $800 $1,000 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09

Strong Cash Flows Funds From Operations (a) $82.9 $ 83.6  $ 24.7  CapEx, Net (b)  (14.0)  (10.8)  (7.6)  Free Cash Flow   $68.9 $ 72.8 $ 17.1  (a) Funds From Operations is defined as net cash provided by operating activities adjusted by  taxes paid related to the sale of businesses of $7.0 million in 2006. (b) CAPEX, Net represents capital expenditures net of proceeds from the sale of assets ($ in millions) 2008 2007 2006

Financial Strengths Market share up – revenue and profit performance better than industry Commitment to cost containment $108.1 million cash at 3/31/09; substantial credit capacity if needed Positive free cash flow for ten calendar years

Profile For Growth T I M E E A R N I N G S Service ACQUISITIONS INCREMENTAL SERVICE GROWTH CURRENT OPERATIONS (CONSTRUCTION AND SERVICE) ENERGY EFFICIENCY Commercial HVAC

Operations Increase Productivity Education Leadership Project Managers Superintendents Service Sales Service Operations Craft Safety Best Practices Project Management Estimating Cooperation with suppliers Prefabrication New materials and methods

Job Loop Project Estimating Post-Project Review We review projects and apply what we have learned to improve our performance. Project Pricing Project Qualification Project Management

The only things that evolve by themselves in an organization are disorder, friction and malperformance. -Peter Drucker

Service Increase Service* Grow Maintenance Base Education Employees and Customers Higher margin opportunity Recurring revenue National accounts $2.50+ of repair and replacement for every $1.00 of maintenance Target Retrofit Projects Energy Efficiency Indoor Air Quality * Maintenance, service, repair, retrofit

National Account Customers *Trademarks and logos are the property of their respective owners.

Energy Efficiency-Retrofitting HVAC Green Is Part Of Our Business Energy costs drive need for efficiency HVAC 30% - 65 % electric usage Energy Star (Dept. of Energy/EPA) / LEED (USGBC3)  2- 4 year pay outs depending on electric rates, usage, age, incentives Use Our Energy to Save Yours! TM

Growth Internal  More of what we do best Service Energy efficiency Step Out Growth New locations for existing companies Techs “on their own” Targeted acquisitions Best HVAC oriented mechanical in new area

$20 million + in revenue Construction and service  In a growing market where we are not now Company that has performed well in the past and has continuing demonstrable upside Organizational structure capable of sustaining/improving the company Ownership/management that wants to stay on to operate company The Ideal Candidate

Atlanta, GA (Service) Boise, ID  Charleston, SC  Columbia/Florence, SC Dallas/Fort Worth, TX El Paso, TX Ft. Lauderdale, FL Los Angeles, CA  Nashville, TN Target Markets (Listed Alphabetically) Norfolk, VA Omaha, NE Portland, OR  Richmond, VA San Antonio, TX Savannah, GA Spartanburg/Greenville, SC Tampa, FL

Outlook Long-Term $40+ billion fragmented industry HVAC is a basic necessity Commercial construction continuing Growing installed base for recurring maintenance, service, repair and retrofit Scale opportunities – service, purchasing, prefab, bonding, best practices Diverse customer base and geography Energy efficiency and Indoor Air Quality Financially and operationally sound – continuing to grow organically and by acquisition

What We Do

COMFORT SYSTEMS USA

Quality People. Building Solutions.

CONTACT:

Bill George

Executive Vice President and CFO

1-800-723-8431

bgeorge@comfortsystemsusa.com

www.comfortsystemsusa.com